EXHIBIT 21.1
NEW RESIDENTIAL INVESTMENT CORP. SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization

Advance Purchaser LLC	Delaware
Hexagon Merger Sub Ltd.	Cayman Islands
HLSS (Cayman) Finco Ltd.	Cayman Islands
HLSS Advances Acquisition Corp.	Delaware
HLSS Holdings, LLC	Delaware
HLSS Management, LLC	Delaware
HLSS Mortgage LP	Cayman Islands
HLSS Mortgage Master Trust	Delaware
HLSS Mortgage Master Trust II	Delaware
HLSS MSR – EBO Acquisition LLC	Delaware
HLSS Roswell, LLC	Delaware
HLSS Servicer Advance Facility Transferor, LLC	Delaware
HLSS Servicer Advance Facility Transferor II, LLC	Delaware
HLSS Servicer Advance Receivables Trust	Delaware
HLSS Servicer Advance Receivables Trust II	Delaware
HLSS Servicer Advance Receivables Trust M3	Delaware
HLSS Servicer Advance Facility Transferor MS3 LLC	Delaware
HLSS SEZ LP	Cayman Islands
MSR Admin LLC	Delaware
MSR Admin Parent LLC	Delaware
MSR FM Admin LLC	Delaware
MSR FM Admin Parent LLC	Delaware
MSR FN Admin LLC	Delaware
MSR FN Admin Parent LLC	Delaware
MSR IX Holdings LLC	Delaware
MSR IX LLC	Delaware
MSR IX Parent LLC	Delaware
MSR IX Trust	Delaware
MSR PLS3 1 LLC	Delaware
MSR VIII Holdings LLC	Delaware
MSR VIII LLC	Delaware
MSR VIII Parent LLC	Delaware
MSR VIII Trust	Delaware
MSR X Holdings LLC	Delaware
MSR X LLC	Delaware
MSR X Parent LLC	Delaware
MSR X Trust	Delaware
MSR XI Holdings LLC	Delaware
MSR XI LLC	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization

MSR XI Parent LLC	Delaware
MSR XI Trust	Delaware
MSR XII Direct LLC	Delaware
MSR XIII Direct LLC	Delaware
MSR XIV Holdings LLC	Delaware
MSR XIV LLC	Delaware
MSR XIV Parent LLC	Delaware
MSR XIV Trust	Delaware
MSR XV LLC	Delaware
MSR XVI Direct LLC	Delaware
MSR XVII Direct LLC	Delaware
MSR XVIII LLC	Delaware
MSR XXI LLC	Delaware
MSR XXII LLC	Delaware
MSR XXIII LLC	Delaware
MSR XXIV LLC	Delaware
MSR XXIX LLC	Delaware
MSR XXVI LLC	Delaware
MSR XXVII LLC	Delaware
MSR XXVIII LLC	Delaware
MSR XXX LLC	Delaware
MSR XXXI LLC	Delaware
MSR XXXII LLC	Delaware
MSR XXXIII LLC	Delaware
MSR XXXIV LLC	Delaware
MSR XXXV LLC	Delaware
New Residential Advance Depositor LLC	Delaware
New Residential Advance Receivables Trust	Delaware
New Residential Funding 2016-1 LLC	Delaware
New Residential Funding I LLC	Delaware
New Residential Funding II LLC	Delaware
New Residential Funding IV LLC	Delaware
New Residential Funding V LLC	Delaware
New Residential Investment Corp. (f/k/a NIC MSR LLC)	Delaware
New Residential Mortgage LLC	Delaware
New Residential Mortgage Loan Trust 2014-1	Delaware
New Residential Mortgage Loan Trust 2014-2	Delaware
New Residential Mortgage Loan Trust 2014-3	Delaware
New Residential Mortgage Loan Trust 2015-1	Delaware
New Residential Mortgage Loan Trust 2015-2	Delaware
NIC MSR I LLC	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization

NIC MSR II LLC	Delaware
NIC MSR III LLC	Delaware
NIC MSR IX FH LLC	Delaware
NIC MSR VIII LLC	Delaware
NIC MSR X FN LLC	Delaware
NIC MSR XI GN LLC	Delaware
NIC MSR XIV TBW FH LLC	Delaware
NIC Reverse Loan LLC	Delaware
NIC RMBS LLC	Delaware
NRZ 2014-3 Holdings LLC	Delaware
NRZ 2015-1 Holdings LLC	Delaware
NRZ 2015-2 Holdings LLC	Delaware
NRZ 2016-1 Holdings LLC	Delaware
NRZ Advance Facility Transferor 2015-ON1 LLC	Delaware
NRZ Advance Funding PLS3 Depositor, LLC	Delaware
NRZ Advance Funding PLS3 Holdings, LLC	Delaware
NRZ Advance Funding PLS3 Purchaser, LLC	Delaware
NRZ Advance Funding PLS3 Trust	Delaware
NRZ Advance Receivables Trust 2015-ON1	Delaware
NRZ Advance sub LLC (f/k/a Advance TRS LLC)	Delaware
NRZ Advances Holdco LLC	Delaware
NRZ Agency MBS LLC	Delaware
NRZ Consumer LLC	Delaware
NRZ Insurance Holdings LLC	Delaware
NRZ Inventory Trust	New York
NRZ MBN Issuer Holdings LLC	Delaware
NRZ Mortgage Holdings LLC	Delaware
NRZ MSR CS LLC	Delaware
NRZ Pass-Through IV Parent LLC	Delaware
NRZ Pass-Through Trust I	New York
NRZ Pass-Through Trust II	New York
NRZ Pass-Through Trust IV	New York
NRZ Pass-Through Trust V	New York
NRZ Pass-Through Trust V-B	Delaware
NRZ Pass-Through Trust VI	New York
NRZ Pass-Through Trust VII	New York
NRZ Pass-Through V Parent LLC	Delaware
NRZ Pass-Through VI Parent LLC	Delaware
NRZ Pass-Through VII Parent LLC	Delaware
NRZ RA Holdings LLC	Delaware
NRZ REO I Corp.	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization

NRZ REO II Corp.	Delaware
NRZ REO III Corp.	Delaware
NRZ REO Inventory Corp.	Delaware
NRZ REO IV Corp.	Delaware
NRZ REO V Corp.	Delaware
NRZ REO V-2 Corp.	Delaware
NRZ REO V-B Corp.	Delaware
NRZ REO VI Corp.	Delaware
NRZ REO VII Corp.	Delaware
NRZ Residential Funding III LLC	Delaware
NRZ RMBS I L.L.C.	Marshall Islands
NRZ RMBS II L.L.C.	Marshall Islands
NRZ RMBS III L.L.C	Marshall Islands
NRZ RMBS IV L.L.C.	Marshall Islands
NRZ RMBS V L.L.C.	Marshall Islands
NRZ SC America LLC	Delaware
NRZ SC Credit Limited	Cayman Islands
NRZ SC Finance I LLC	Delaware
NRZ SC Finance II LLC	Delaware
NRZ SC Finance III LLC	Delaware
NRZ SC Finance IV LLC	Delaware
NRZ SC Finance V LLC	Delaware
NRZ Servicer Advance Facility Transferor (ON) JPMC LLC	Delaware
NRZ Servicer Advance Facility Transferor CS, LLC	Delaware
NRZ Servicer Advance Facility Transferor JPMC, LLC	Delaware
NRZ Servicer Advance Facility Transferor MS, LLC	Delaware
NRZ Servicer Advance Facility Transferor MS2 LLC	Delaware
NRZ Servicer Advance Receivables Trust (ON) JMPC	Delaware
NRZ Servicer Advance Receivables Trust CS	Delaware
NRZ Servicer Advance Receivables Trust JMPC	Delaware
NRZ Servicer Advance Receivables Trust MS	Delaware
NRZ Servicer Advance Receivables Trust MS2	Delaware
NRZ Sponsor V LLC	Delaware
Reverse REO JV LLC	Delaware
Reverse REO LLC (f/k/a Reverse TRS LLC)	Delaware